                                                                   EXHIBIT 4-204


                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                                  AS TRUSTEE

                            ------------------------

                                   INDENTURE
                           Dated as of August 1, 1999

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

                   (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                       1999 SERIES AP, DUE SEPTEMBER 1, 2029,

                   (B) GENERAL AND REFUNDING MORTGAGE BONDS,
                       1999 SERIES BP, DUE SEPTEMBER 1, 2029,

                   (C) GENERAL AND REFUNDING MORTGAGE BONDS,
                       1999 SERIES CP, DUE SEPTEMBER 1, 2029,

                                      AND

                         (D) RECORDING AND FILING DATA

                               TABLE OF CONTENTS*

                            ------------------------

                                                              PAGE
                                                              ----
PARTIES.....................................................    1
RECITALS
  Original Indenture and Supplementals......................    1
  Issue of Bonds under Indenture............................    1
  Bonds heretofore issued...................................    1
  Reason for creation of new series.........................    5
  Bonds to be 1999 Series AP, 1999 Series BP and 1999 Series
     CP.....................................................    5
  Further Assurance.........................................    5
  Authorization of Supplemental Indenture...................    5
  Consideration for Supplemental Indenture..................    6
                                    PART I.
                      CREATION OF THREE HUNDRED TWENTIETH
                                SERIES OF BONDS
                     GENERAL AND REFUNDING MORTGAGE BONDS,
                                 1999 SERIES AP
Sec. 1. Certain terms of Bonds of 1999 Series AP............    6
Sec. 2. Redemption of Bonds of 1999 Series AP...............    7
Sec. 3.Redemption of Bonds of 1999 Series AP in event of
       acceleration of Strategic Fund Revenue Bonds.........    8
Sec. 4. Form of Bonds of 1999 Series AP.....................    8
        Form of Trustee's Certificate.......................   13
                                    PART II.
                     CREATION OF THREE HUNDRED TWENTY-FIRST
                                SERIES OF BONDS
                     GENERAL AND REFUNDING MORTGAGE BONDS,
                                 1999 SERIES BP
Sec. 1. Certain terms of Bonds of 1999 Series BP............   13
Sec. 2. Redemption of Bonds of 1999 Series BP...............   15
Sec. 3.Redemption and/or Revocation of Bonds of 1999 Series
       BP in event of acceleration of Strategic Fund Revenue
       Bonds................................................   15
Sec. 4. Form of Bonds of 1999 Series BP.....................   16
        Form of Trustee's Certificate.......................   21
                                   PART III.
                    CREATION OF THREE HUNDRED TWENTY-SECOND
                                SERIES OF BONDS
                     GENERAL AND REFUNDING MORTGAGE BONDS,
                                 1999 SERIES CP
Sec. 1. Certain terms of Bonds of 1999 Series CP............   21
Sec. 2. Redemption of Bonds of 1999 Series CP...............   23
Sec. 3.Redemption and/or Revocation of Bonds of 1999 Series
       CP in event of acceleration of Strategic Fund Revenue
       Bonds................................................   23
Sec. 4. Form of Bonds of 1999 Series CP.....................   24
        Form of Trustee's Certificate.......................   28
                                    PART IV.
                           RECORDING AND FILING DATA
Recording and filing of Original Indenture..................   29
Recording and filing of Supplemental Indentures.............   29
Recording of Certificates of Provision for Payment..........   35

                                                              PAGE
                                                              ----
                                    PART V.
                                  THE TRUSTEE
Terms and conditions of acceptance of trust by Trustee......   35
                                    PART VI.
                                 MISCELLANEOUS
Confirmation of Section 318(c) of Trust Indenture Act.......   35
Execution in Counterparts...................................   35
Testimonium.................................................   36
Execution...................................................   36
Acknowledgement of execution by Company.....................   36
Acknowledgement of execution by Trustee.....................   37
Affidavit as to consideration and good faith................   38

------------------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES.           SUPPLEMENTAL INDENTURE, dated as of the first day of August, in the year one thousand nine hundred and ninety-nine, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company"), party of the first part, and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York, having its corporate trust office at Four Albany Street, in the Borough of Manhattan, The City and State of New York, as Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL
INDENTURE AND
SUPPLEMENTALS.     WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust (hereinafter referred to as the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1, 1931, October 1, 1932, September 25, 1935, September 1, 1936, November 1, 1936, February 1, 1940, December 1, 1940,
                 September 1, 1947, March 1, 1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May 15, 1955, August 15,
                 1957, June 1, 1959, December 1, 1966, October 1, 1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971,
                 November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January 15, 1975, November 1, 1975, December 15, 1975,
                 February 1, 1976, June 15, 1976, July 15, 1976, February 15,
                 1977, March 1, 1977, June 15, 1977, July 1, 1977, October 1,
                 1977, June 1, 1978, October 15, 1978, March 15, 1979, July 1,
                 1979, September 1, 1979, September 15, 1979, January 1, 1980,
                 April 1, 1980, August 15, 1980, August 1, 1981, November 1, 1981, June 30, 1982, August 15, 1982, June 1, 1983, October 1,
                 1984, May 1, 1985, May 15, 1985, October 15, 1985, April 1,
                 1986, August 15, 1986, November 30, 1986, January 31, 1987,
                 April 1, 1987, August 15, 1987, November 30, 1987, June 15,
                 1989, July 15, 1989, December 1, 1989, February 15, 1990,
                 November 1, 1990, April 1, 1991, May 1, 1991, May 15, 1991,
                 September 1, 1991, November 1, 1991, January 15, 1992, February 29, 1992, April 15, 1992, July 15, 1992, July 31, 1992,
                 November 30, 1992, December 15, 1992, January 1, 1993, March 1, 1993, March 15, 1993, April 1, 1993, April 26, 1993, May 31,
                 1993, June 30, 1993, June 30, 1993, September 15, 1993, March
                 1, 1994, June 15, 1994, August 15, 1994, December 1, 1994 and
                 August 1, 1995 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF BONDS
UNDER INDENTURE.   WHEREAS, the Indenture provides that said bonds shall be
                 issuable in one or more series, and makes provision that the rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE
ISSUED.            WHEREAS, bonds in the principal amount of Eight billion, four hundred forty-seven million seven hundred fifty-two thousand dollars ($8,447,752,000) have heretofore been issued under the indenture as follows, viz:

                              (1)  Bonds of Series A                --   Principal Amount  $26,016,000,
                              (2)  Bonds of Series B                --   Principal Amount  $23,000,000,
                              (3)  Bonds of Series C                --   Principal Amount  $20,000,000,
                              (4)  Bonds of Series D                --   Principal Amount  $50,000,000,
                              (5)  Bonds of Series E                --   Principal Amount  $15,000,000,
                              (6)  Bonds of Series F                --   Principal Amount  $49,000,000,
                              (7)  Bonds of Series G                --   Principal Amount  $35,000,000,
                              (8)  Bonds of Series H                --   Principal Amount  $50,000,000,

                                        2

                              (9)  Bonds of Series I                --   Principal Amount  $60,000,000,
                             (10)  Bonds of Series J                --   Principal Amount  $35,000,000,
                             (11)  Bonds of Series K                --   Principal Amount  $40,000,000,
                             (12)  Bonds of Series L                --   Principal Amount  $24,000,000,
                             (13)  Bonds of Series M                --   Principal Amount  $40,000,000,
                             (14)  Bonds of Series N                --   Principal Amount  $40,000,000,
                             (15)  Bonds of Series O                --   Principal Amount  $60,000,000,
                             (16)  Bonds of Series P                --   Principal Amount  $70,000,000,
                             (17)  Bonds of Series Q                --   Principal Amount  $40,000,000,
                             (18)  Bonds of Series W                --   Principal Amount  $50,000,000,
                             (19)  Bonds of Series AA               --   Principal Amount  $100,000,000,
                             (20)  Bonds of Series BB               --   Principal Amount  $50,000,000,
                             (21)  Bonds of Series CC               --   Principal Amount  $50,000,000,
                             (22)  Bonds of Series UU               --   Principal Amount  $100,000,000,
                          (23-31)  Bonds of Series DDP Nos. 1-9     --   Principal Amount  $14,305,000,
                          (32-45)  Bonds of Series FFR Nos. 1-14    --   Principal Amount  $45,600,000,
                          (46-67)  Bonds of Series GGP Nos. 1-22    --   Principal Amount  $42,300,000,
                             (68)  Bonds of Series HH               --   Principal Amount  $50,000,000,
                          (69-90)  Bonds of Series IIP Nos. 1-22    --   Principal Amount  $3,750,000,
                          (91-98)  Bonds of Series JJP Nos. 1-8     --   Principal Amount  $6,850,000,
                         (99-107)  Bonds of Series KKP Nos. 1-9     --   Principal Amount  $34,890,000,
                        (108-122)  Bonds of Series LLP Nos. 1-15    --   Principal Amount  $8,850,000,
                        (123-143)  Bonds of Series NNP Nos. 1-21    --   Principal Amount  $47,950,000,
                        (144-161)  Bonds of Series OOP Nos. 1-18    --   Principal Amount  $18,880,000,
                        (162-180)  Bonds of Series QQP Nos. 1-19    --   Principal Amount  $13,650,000,
                        (181-195)  Bonds of Series TTP Nos. 1-15    --   Principal Amount  $3,800,000,
                            (196)  Bonds of 1980 Series A           --   Principal Amount  $50,000,000,
                        (197-221)  Bonds of 1980 Series CP Nos.
                                   1-25                             --   Principal Amount  $35,000,000,
                        (222-232)  Bonds of 1980 Series DP Nos.
                                   1-11                             --   Principal Amount  $10,750,000,
                        (233-248)  Bonds of 1981 Series AP Nos.
                                   1-16                             --   Principal Amount  $124,000,000,
                            (249)  Bonds of 1985 Series A           --   Principal Amount  $35,000,000,
                            (250)  Bonds of 1985 Series B           --   Principal Amount  $50,000,000,
                            (251)  Bonds of Series PP               --   Principal Amount  $70,000,000,
                            (252)  Bonds of Series RR               --   Principal Amount  $70,000,000,
                            (253)  Bonds of Series EE               --   Principal Amount  $50,000,000,
                        (254-255)  Bonds of Series MMP and MMP No.
                                   2                                --   Principal Amount  $5,430,000,
                            (256)  Bonds of Series T                --   Principal Amount  $75,000,000,
                            (257)  Bonds of Series U                --   Principal Amount  $75,000,000,
                            (258)  Bonds of 1986 Series B           --   Principal Amount  $100,000,000,
                            (259)  Bonds of 1987 Series D           --   Principal Amount  $250,000,000,
                            (260)  Bonds of 1987 Series E           --   Principal Amount  $150,000,000,
                            (261)  Bonds of 1987 Series C           --   Principal Amount  $225,000,000,
                            (262)  Bonds of Series V                --   Principal Amount  $100,000,000,
                            (263)  Bonds of Series SS               --   Principal Amount  $150,000,000,
                            (264)  Bonds of 1980 Series B           --   Principal Amount  $100,000,000,
                            (265)  Bonds of 1986 Series C           --   Principal Amount  $200,000,000,
                            (266)  Bonds of 1986 Series A           --   Principal Amount  $200,000,000,
                            (267)  Bonds of 1987 Series B           --   Principal Amount  $175,000,000,
                            (268)  Bonds of Series X                --   Principal Amount  $100,000,000,
                            (269)  Bonds of 1987 Series F           --   Principal Amount  $200,000,000,
                            (270)  Bonds of 1987 Series A           --   Principal Amount  $300,000,000,
                            (271)  Bonds of Series Y                --   Principal Amount  $60,000,000,
                            (272)  Bonds of Series Z                --   Principal Amount  $100,000,000,
                            (273)  Bonds of 1989 Series A           --   Principal Amount  $300,000,000,

                                        3

                            (274)  Bonds of 1984 Series AP          --   Principal Amount  $2,400,000,
                            (275)  Bonds of 1984 Series BP          --   Principal Amount  $7,750,000,
                            (276)  Bonds of Series R                --   Principal Amount  $100,000,000,
                            (277)  Bonds of Series S                --   Principal Amount  $150,000,000,
                            (278)  Bonds of 1993 Series D           --   Principal Amount  $100,000,000,

                 all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                 (279-284) Bonds of Series KKP Nos. 10-15 in the principal amount of One hundred seventy-nine million five hundred ninety thousand dollars ($179,590,000), all of which are outstanding at the date hereof;

                 (285) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                 (286) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand dollars ($194,649,000) of which Sixty-two million seven hundred ninety thousand dollars ($62,790,000) principal amount have heretofore been retired and One hundred thirty-one million eight hundred fifty-nine thousand dollars ($131,859,000) principal amount are outstanding at the date hereof;

                 (287) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which Ninety-five million one hundred sixty thousand dollars ($95,160,000) principal amount have heretofore been retired and One hundred sixty-one million seven hundred seventy-two thousand dollars ($161,772,000) principal amount are outstanding at the date hereof;

                 (288) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Thirty-four million one hundred ninety thousand dollars ($34,190,000) principal amount have heretofore been retired and Fifty-one million two hundred eighty-five thousand dollars ($51,285,000) principal amount are outstanding at the date hereof;

                 (289) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                 (290) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                 (291) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

                 (292) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                 (293) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars ($41,480,000), all of which are outstanding at the date hereof;

                 (294) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;

                 (295) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;

                 (296) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                 (297) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), of which Ten million dollars ($10,000,000) principal amount have heretofore been retired and Two hundred ninety million ($290,000,000) principal amount are outstanding at the date hereof;

                 (298) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                 (299) Bonds of 1992 Series E in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (300) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                 (301) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), of which Twenty-seven million dollars ($27,000,000) principal amount have heretofore been retired and One hundred ninety-eight million dollars ($198,000,000) principal amount are outstanding at the date hereof;

                 (302) Bonds of 1993 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (303) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), of which Thirty-one million five hundred thousand dollars ($31,500,000) principal amount have heretofore been retired and Three hundred sixty-eight million five hundred thousand dollars ($368,500,000) principal amount are outstanding at the date hereof;

                 (304) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars ($5,685,000), all of which are outstanding at the date hereof;

                 (305) Bonds of 1993 Series G in the principal amount of Two hundred twenty-five million dollars ($225,000,000), of which One hundred twenty-five million dollars ($125,000,000) principal amount have been retired and One hundred million dollars ($100,000,000) principal amount are outstanding at the date hereof;

                 (306) Bonds of 1993 Series J in the principal amount of Three hundred million dollars ($300,000,000), of which Seventy eight million five hundred thousand dollars ($78,500,000) principal amount have heretofore been retired and Two hundred twenty-one million five hundred thousand dollars ($221,500,000) principal amount are outstanding at the date hereof;

                 (307) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars ($5,825,000), all of which are outstanding at the date hereof;

                 (308) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                 (309) Bonds of 1993 Series H in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (310) Bonds of 1993 Series K in the principal amount of One hundred sixty million dollars ($160,000,000), all of which are outstanding at the date hereof;

                 (311) Bonds of 1994 Series AP in the principal amount of Seven million five hundred thirty-five thousand dollars ($7,535,000), all of which are outstanding at the date hereof;

                 (312) Bonds of 1994 Series BP in the principal amount of Twelve million nine hundred thirty-five thousand dollars ($12,935,000), all of which are outstanding at the date hereof;

                 (313) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                 (314) Bonds of 1994 Series DP in the principal amount of Twenty-three million seven hundred thousand dollars ($23,700,000), all of which are outstanding at the date hereof;

                 (315) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;

                 (316) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;

                 and, accordingly, of the bonds so issued, Two billion nine hundred forty-five million four hundred forty-one thousand dollars ($2,945,441,000) principal amount are outstanding at the date hereof; and

REASON FOR
CREATION OF NEW
SERIES.            WHEREAS, the Company will enter into Loan Agreements, dated as of September 1, 1999, August 1, 1999 and September 1, 1999 with the Michigan Strategic Fund in connection with the issuance of the Collateralized Series 1999A, Collateralized Series 1999B and Collateralized Series 1999C, respectively, Bonds in order to refund certain pollution control related bonds, and pursuant to such Loan Agreements the Company has agreed to issue its General and Refunding Mortgage Bonds under the Indenture in order further to secure its obligations under such Loan Agreements; and

                   WHEREAS, for such purposes the Company desires to issue three new series of bonds to be issued under the Indenture and to be authenticated and delivered pursuant to Section 8 of Article III of the Indenture; and

BONDS TO BE 1999
SERIES AP, 1999
SERIES BP AND
1999 SERIES CP.    WHEREAS, the Company desires by this Supplemental Indenture to create three new series of bonds, to be designated "General and Refunding Mortgage Bonds, 1999 Series AP," "General and Refunding Mortgage Bonds, 1999 Series BP" and "General and Refunding Mortgage Bonds, 1999 Series CP;" and

FURTHER
ASSURANCE.         WHEREAS, the Original Indenture, by its terms, includes in the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF
SUPPLEMENTAL
INDENTURE.         WHEREAS, the Company in the exercise of the powers and
                 authority conferred upon and reserved to it under and by virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                   WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR
SUPPLEMENTAL
INDENTURE.         NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit
                 Edison Company, in consideration of the premises and of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                             PART I.

                               CREATION OF THREE HUNDRED TWENTIETH
                                        SERIES OF BONDS.

                              GENERAL AND REFUNDING MORTGAGE BONDS,
                                         1999 SERIES AP

CERTAIN TERMS OF
BONDS OF 1999
SERIES AP.         SECTION 1. The Company hereby creates the Three hundred
                 twentieth series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1999 Series AP" (elsewhere herein referred to as the "bonds of 1999 Series AP"). The aggregate principal amount of bonds of 1999 Series AP shall be limited to One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                   Each bond of 1999 Series AP is to be irrevocably assigned to, and registered in the name of, Chase Manhattan Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Strategic Fund Trust Indenture Trustee"), under the Trust Indenture, dated as of September 1, 1999 (hereinafter called the "Strategic Fund Trust Indenture"), between the Michigan Strategic Fund (hereinafter called "Strategic Fund"), and the Strategic Fund Trust Indenture Trustee, to secure payment of the Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Pollution Control Bonds Project), Collateralized Series 1999A (hereinafter called the "Strategic Fund Revenue Bonds"), issued by the Strategic Fund under the Strategic Fund Trust Indenture, the proceeds of which have been provided for the refunding of certain pollution control related bonds which the Company has agreed to refund pursuant to the provisions of the Loan Agreement, dated as of September 1, 1999 (hereinafter called the "Strategic Fund Agreement"), between the Company and the Strategic Fund.

                   The bonds of 1999 Series AP shall be issued as registered
                 bonds without coupons in denominations of a multiple of $5,000. The bonds of 1999 Series AP shall be issued in the aggregate principal amount of $118,360,000, shall mature on September 1, 2029 and shall bear interest, payable semi-annually on March 1 and September 1 of each year (commencing March 1, 2000), at the rate of 5.55%, until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                   The bonds of 1999 Series AP shall be payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 1999 Series AP shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan,

                 The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                   Except as provided herein, each bond of 1999 Series AP shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 1 or September 1 next preceding the date thereof to which interest has been paid on bonds of 1999 Series AP, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to March 1, 2000, in which case interest shall be payable from September 3, 1999.

                   The bonds of 1999 Series AP in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of bonds of 1999 Series AP). Until bonds of 1999 Series AP in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1999 Series AP in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 1999 Series AP, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1999 Series AP, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                   Bonds of 1999 Series AP shall not be assignable or
                 transferable except as may be required to effect a transfer to any successor trustee under the Strategic Fund Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund Trust Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 1999 Series AP shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 1999 Series AP upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 1999 Series AP, during any period of ten days next preceding any redemption date for such bonds.

                   Bonds of 1999 Series AP, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Strategic Fund Agreement.

                   Upon payment of the principal or premium, if any, or interest on the Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Articles I or IV of the Strategic Fund Trust Indenture, bonds of 1999 Series AP in a principal amount equal to the principal amount of the Strategic Fund Revenue Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION
OF BONDS OF
1999 SERIES AP     SECTION 2. Bonds of the 1999 Series AP shall be redeemed on the date and in the respective principal amount which correspond to the redemption date for, and the principal amount to be redeemed of, the Strategic Fund Revenue Bonds.

                   In the event the Company elects to redeem any Strategic Fund
                 Revenue Bonds prior to maturity in accordance with the provisions of the Strategic Fund Trust

                 Indenture, the Company shall on the same date redeem bonds of 1999 Series AP in the principal amount and at the redemption price corresponding to the Strategic Fund Revenue Bonds so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 1999 Series AP on the same date as it gives notice of redemption of Strategic Fund Revenue Bonds to the Strategic Fund Trust Indenture Trustee.

REDEMPTION
OF BONDS OF
1999 SERIES AP
IN EVENT OF
ACCELERATION
OF STRATEGIC FUND
REVENUE BONDS.     SECTION 3. In the event of an Event of Default under the
                 Strategic Fund Trust Indenture and the acceleration of all Strategic Fund Revenue Bonds, the bonds of 1999 Series AP shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Redemption Demand") from the Strategic Fund Trust Indenture Trustee stating that there has occurred under the Strategic Fund Trust Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Strategic Fund Revenue Bonds, specifying the last date to which interest on the Strategic Fund Revenue Bonds has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Strategic Fund Trust Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                   Each bond of 1999 Series AP shall be redeemed by the Company on the Demand Redemption Date therefore upon surrender thereof by the Strategic Fund Trust Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Strategic Fund Revenue Bonds; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 604 of the Strategic Fund Trust Indenture, the Strategic Fund Trust Indenture Trustee has terminated proceedings to enforce any right under the Strategic Fund Trust Indenture, then any Redemption Demand shall thereby be rescinded by the Strategic Fund Trust Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                   Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Strategic Fund Trust Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS OF
1999 SERIES AP.    SECTION 4. The bonds of 1999 Series AP and the form of
                 Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                                     [FORM OF FACE OF BOND]

                                   THE DETROIT EDISON COMPANY
                               GENERAL AND REFUNDING MORTGAGE BOND
                  1999 SERIES AP, 5.55%, DUE SEPTEMBER 1, 2029

                   Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of September 1, 1999 between the Michigan Strategic Fund and Chase Manhattan Trust Company, National Association, as trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Trust Indenture.

                   $.........                                       No..........

                   THE DETROIT EDISON COMPANY (hereinafter called the
                 "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to the Michigan Strategic Fund, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of New York,
                 the principal sum of           dollars ($          ) in lawful
                 money of the United States of America on the date specified in the title hereof and interest thereon at the rate specified in the title hereof, in like lawful money, from September 3, 1999, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on March 1 and September 1 of each year (commencing March 1, 2000), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                   Under a Trust Indenture, dated as of September 1, 1999
                 (hereinafter called the "Strategic Fund Trust Indenture"), between the Michigan Strategic Fund (hereinafter called "Strategic Fund"), and Chase Manhattan Trust Company, National Association, as trustee (hereinafter called the "Strategic Fund Trust Indenture Trustee"), the Strategic Fund has issued Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Pollution Control Bonds Project), Collateralized Series 1999A (hereinafter called the "Strategic Fund Revenue Bonds"). This bond was originally issued to the Strategic Fund and simultaneously irrevocably assigned to the Strategic Fund Trust Indenture Trustee so as to secure the payment of the Strategic Fund Revenue Bonds. Payments of principal of, or premium, if any, or interest on, Strategic Fund Revenue Bonds shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                   Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                   This bond shall not be valid or become obligatory for any
                 purpose until Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                   IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                 this instrument to be executed by its Vice President and Treasurer, with his manual or facsimile signature, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Assistant Corporate Secretary by manual or facsimile signature.

                         Dated:                                     THE DETROIT EDISON COMPANY

                                                                    By -------------------------
                                                                        Vice President
                                                                        and Treasurer
                         [SEAL]
                         Attest:

                         -----------------------------
                         Assistant Corporate Secretary

                                    [FORM OF REVERSE OF BOND]

                   This bond is one of an authorized issue of bonds of the
                 Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 1999 Series AP, limited to an aggregate principal amount of $118,360,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of
                 Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of August 1,
                 1999) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of August 1, 1999, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                   This bond is redeemable upon the terms and conditions set
                 forth in the Indenture, including provision for redemption upon demand of the Strategic Fund Trust Indenture Trustee following the occurrence of an Event of Default under the Strategic Fund Trust Indenture and the acceleration of the principal of the Strategic Fund Revenue Bonds.

                   Under the Indenture, funds may be deposited with the Trustee
                 (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1999 Series AP (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                   In case an event of default, as defined in the Indenture,
                 shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                   Upon payment of the principal of, or premium, if any, or
                 interest on, the Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Articles I or IV of the Strategic Fund Trust Indenture, bonds of 1999 Series AP in a principal amount equal to the principal amount of such Strategic Fund Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                   This bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Strategic Fund Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                   No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                 [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF
TRUSTEE'S
CERTIFICATE.       This bond is one of the bonds, of the series designated
                 therein, described in the within-mentioned Indenture.

                                              BANKERS TRUST COMPANY,

                                                             as Trustee

                                               By
                                                 ----------------------
                                                 Authorized Officer

                                            PART II.

                             CREATION OF THREE HUNDRED TWENTY-FIRST
                                        SERIES OF BONDS.

                              GENERAL AND REFUNDING MORTGAGE BONDS,
                                         1999 SERIES BP

CERTAIN TERMS OF
BONDS OF 1999
SERIES BP.         SECTION 1. The Company hereby creates the Three hundred
                 twenty-first series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1999 Series BP" (elsewhere herein referred to as the "bonds of 1999 Series BP"). The aggregate principal amount of bonds of 1999 Series BP shall be limited to Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                   Each bond of 1999 Series BP is to be assigned to, and
                 registered in the name of, Bank One Trust Company, NA, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Strategic Fund Trust Indenture Trustee"), under the Trust Indenture, dated as of August 1, 1999 (hereinafter called the "Strategic Fund Trust Indenture"), between the Michigan Strategic Fund (hereinafter called "Strategic Fund"), and the Strategic Fund Trust Indenture Trustee, to secure payment of the Michigan Strategic Fund Variable Rate Demand Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Pollution Control Bonds Project), Collateralized Series 1999B (hereinafter called the "Strategic Fund Revenue Bonds"), issued by the Strategic Fund under the Strategic Fund Trust Indenture, the proceeds of which have been provided for the refunding of certain pollution control related bonds which the Company has agreed to refund pursuant to the provisions of the Loan Agreement, dated as of August 1, 1999 (hereinafter called the "Strategic Fund Agreement"), between the Company and the Strategic Fund. Such assignment is revocable only upon revocation of the bonds, as provided herein and in the Strategic Fund Trust Indenture.

                   The bonds of 1999 Series BP shall be issued as registered
                 bonds without coupons in denominations of a multiple of $5,000. The bonds of 1999 Series BP shall be issued in the aggregate principal amount of $39,745,000, shall mature on September 1, 2029 (unless redeemed or revoked on an earlier date pursuant to the terms of the Strategic Fund Trust Indenture) and shall initially bear interest, payable semi-annually on March 1 and September 1 (commencing March 1, 2000), and thereafter shall bear interest, payable on such dates as interest shall be payable on the Strategic Fund Revenue Bonds pursuant to the Strategic Fund Trust Indenture, at such rate or rates not in excess of a maximum rate of 15% per annum (unless such maximum rate shall be increased by resolution of the Company's Board of Directors and set forth in an additional Supplemental Indenture between the Company and the Trustee), until the principal thereof shall have become due and payable pursuant to the Strategic Fund Trust Indenture and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture or until such time as the bonds of 1999 Series BP shall be revoked pursuant to the terms of the Strategic Fund Trust Indenture, in which event all principal shall be deemed to be discharged within the meaning of the Indenture.

                   The bonds of 1999 Series BP shall be payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 1999 Series BP shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                   Except as provided herein, each bond of 1999 Series BP shall be dated the date of its authentication and interest shall be payable on the principal represented thereby as provided in the Strategic Fund Trust Indenture.

                   The bonds of 1999 Series BP in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of bonds of 1999 Series BP). Until bonds of 1999 Series BP in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1999 Series BP in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 1999 Series BP, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1999 Series BP, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                   Bonds of 1999 Series BP shall not be assignable or
                 transferable except as may be required to effect a transfer to any successor trustee under the Strategic Fund Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund Trust Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 1999 Series BP shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 1999 Series BP upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 1999 Series BP, during any period of ten days next preceding any redemption date for such bonds.

                   Bonds of 1999 Series BP, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Strategic Fund Agreement.

                   Upon payment of the principal or premium, if any, or interest on the Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the terms of the Strategic Fund Trust Indenture, bonds of 1999 Series BP in a principal amount equal to the principal amount of the Strategic Fund Revenue Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and upon revocation of such bonds as provided herein the obligation of the Company hereunder to make any payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, or revocation of such bonds pursuant to the terms of The Strategic Fund Trust Indenture such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION AND/OR
REVOCATION OF
BONDS OF 1999
SERIES BP          SECTION 2. Bonds of the 1999 Series BP shall be redeemed on the date and in the respective principal amount which correspond to the redemption date for, and the principal amount to be redeemed of, the Strategic Fund Revenue Bonds.

                   In the event the Company elects to redeem any Strategic Fund
                 Revenue Bonds prior to maturity in accordance with the provisions of the Strategic Fund Trust Indenture, the Company shall on the same date redeem bonds of 1999 Series BP in the principal amount and at the redemption price corresponding to the Strategic Fund Revenue Bonds so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 1999 Series BP on the same date as it gives notice of redemption of Strategic Fund Revenue Bonds to the Strategic Fund Trust Indenture Trustee.

                   The Company may elect to revoke the bonds of 1999 Series BP on such date as it shall select in accordance with the terms of the Strategic Fund Trust Indenture. For purposes of this Supplemental Indenture, the term "revocation" of bonds of 1999 Series BP shall mean the revocation by the Company of the pledge of such bonds and of the assignment thereof to the Strategic Trust Fund Indenture Trustee pursuant to the terms of the Strategic Fund Trust Indenture, the surrender by the Strategic Fund Trust Indenture Trustee of such bonds to the Trustee for cancellation, the receipt by the Trustee of certificates and opinions set forth in the next succeeding paragraph of this Section 2 and the cancellation of such bonds by the Trustee pursuant to an order of an authorized officer of the Company. In the event the Company elects to revoke the bonds of 1999 Series BP, the Company agrees to give the Trustee notice of such revocation on the same date as it gives notice of revocation to the Strategic Fund Trust Indenture Trustee. The bonds of 1999 Series BP shall be cancelled upon surrender of such bonds to the Trustee by the Strategic Fund Trust Indenture Trustee and satisfaction of the conditions set forth in the next succeeding paragraph of this Section 2.

                   The cancellation of bonds of 1999 Series BP being revoked
                 shall be subject to receipt by the Trustee from the Company of
                 (i) the notice specified above; (ii) the certificate and opinion set forth in Article XA, Section 1(a) and (b) of the Indenture; (iii) a certificate of the Company, under its corporate seal, signed by its President or a Vice-President and by its Treasurer or an Assistant Treasurer, and an opinion of counsel stating that in the opinion of the same signers or, as the case may be, such counsel, all conditions precedent for revocation of the pledge and cancellation of the bonds under the Strategic Fund Trust Indenture have been complied with, and
                 (iv) such other certificates and opinions as the Trustee may reasonably require. In addition, cancellation shall be subject to receipt by the Trustee of a release, executed by the Strategic Fund Trust Indenture Trustee, of the pledge of such bonds. The Trustee shall be entitled to rely upon the foregoing to the full extent provided in the Indenture, including without limitation Article XII, Section 1 thereof, in canceling the bonds as provided herein.

REDEMPTION
OF BONDS OF
1999 SERIES BP
IN EVENT OF
ACCELERATION
OF STRATEGIC FUND
REVENUE BONDS.     SECTION 3. In the event of an Event of Default under the
                 Strategic Fund Trust Indenture and the acceleration of all Strategic Fund Revenue Bonds, the bonds of 1999 Series BP shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Redemption Demand") from the Strategic Fund Trust Indenture Trustee stating that there has occurred under the Strategic Fund Trust Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Strategic Fund Revenue Bonds, specifying the last date to which interest on the Strategic Fund Revenue Bonds has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date").

                 Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Strategic Fund Trust Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                   Each bond of 1999 Series BP shall be redeemed by the Company on the Demand Redemption Date therefore upon surrender thereof by the Strategic Fund Trust Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Strategic Fund Revenue Bonds; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to the Strategic Fund Trust Indenture, the Strategic Fund Trust Indenture Trustee has terminated proceedings to enforce any right under the Strategic Fund Trust Indenture, then any Redemption Demand shall thereby be rescinded by the Strategic Fund Trust Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                   Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Strategic Fund Trust Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS OF
1999 SERIES BP.    SECTION 4. The bonds of 1999 Series BP and the form of
                 Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                                     [FORM OF FACE OF BOND]

                                   THE DETROIT EDISON COMPANY
                               GENERAL AND REFUNDING MORTGAGE BOND
                     1999 SERIES BP, DUE SEPTEMBER 1, 2029

                   Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of August 1, 1999 between the Michigan Strategic Fund and Bank One Trust Company, NA, National Association, as trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Trust Indenture.

                   $.........                                       No..........

                   THE DETROIT EDISON COMPANY (hereinafter called the
                 "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to the Michigan Strategic Fund, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of New York,
                 the principal sum of           dollars ($          ) in lawful
                 money of the United States of America on the date specified in the title hereof and interest thereon in like lawful money, on such date or dates in each case as provided for in the Trust Indenture, dated as of August 1, 1999 (hereinafter called the "Strategic Fund Trust Indenture"), between the Michigan Strategic Fund (hereinafter called the "Strategic Fund") and Bank One Trust Company, NA, as trustee (hereinafter "Strategic Fund Trust Indenture Trustee"). This bond of 1999 Series BP shall bear interest at a maximum rate of 15% per annum (unless such maximum rate shall be increased by resolution of the Company's Board of Directors as set forth in an additional Supplemental Indenture between the Company and the Trustee), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued or until such time as the bonds of 1999 Series BP shall be revoked pursuant to the terms of the Strategic Fund Trust Indenture, in which event all principal shall be deemed to be discharged within the meaning of the Indenture.

                   Under the Strategic Fund Trust Indenture, the Strategic Fund
                 has issued Variable Rate Demand Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Pollution Control Bonds Project), Collateralized Series 1999B (hereinafter called the "Strategic Fund Revenue Bonds"). This bond was originally issued to the Strategic Fund and simultaneously assigned to the Strategic Fund Trust Indenture Trustee so as to secure the payment of the Strategic Fund Revenue Bonds. Such assignment shall be irrevocable except as provided in the Indenture. Payments of principal of, or premium, if any, or interest on, Strategic Fund Revenue Bonds shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued. The Company may elect to revoke the bonds of 1999 Series BP pursuant to the terms of the Strategic Fund Trust Indenture.

                   Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                   This bond shall not be valid or become obligatory for any
                 purpose until Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                   IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                 this instrument to be executed by its Vice President and Treasurer, with his manual or facsimile signature, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Vice President and Corporate Secretary with her manual or facsimile signature.

                         Dated:                                     THE DETROIT EDISON COMPANY

                                                                        By
                                                                           ------------------------
                                                                           Vice President
                                                                           and Treasurer
                         Attest:

                         -------------------------------
                         Assistant Corporate Secretary

                                    [FORM OF REVERSE OF BOND]

                   This bond is one of an authorized issue of bonds of the
                 Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 1999 Series BP, limited to an aggregate principal amount of $39,745,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of
                 Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of August 1,
                 1999) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of August 1, 1999, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                   This bond is redeemable upon the terms and conditions set
                 forth in the Indenture, including provision for redemption upon demand of the Strategic Fund Trust Indenture Trustee following the occurrence of an Event of Default under the Strategic Fund Trust Indenture and the acceleration of the principal of the Strategic Fund Revenue Bonds.

                   This bond is revocable, at the option of the Company,
                 pursuant to the provisions of the Strategic Fund Trust Indenture and cancellation thereupon as provided in the Indenture.

                   Under the Indenture, funds may be deposited with the Trustee
                 (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1999 Series BP (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                   In case an event of default, as defined in the Indenture,
                 shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                   Upon payment of the principal of, or premium, if any, or
                 interest on, the Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with the Strategic Fund Trust Indenture, bonds of 1999 Series BP in a principal amount equal to the principal amount of such Strategic Fund Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                   This bond of 1999 Series BP shall be revoked upon surrender to the Trustee by the Strategic Fund Trust Indenture Trustee, and upon such revocation as provided in the Indenture, the obligation of the Company thereunder to make any payments on this bond shall forthwith cease and be discharged.

                   This bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Strategic Fund Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                   No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                 [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF
TRUSTEE'S
CERTIFICATE.       This bond is one of the bonds, of the series designated
                 therein, described in the within-mentioned Indenture.

                                              BANKERS TRUST COMPANY,

                                                             as Trustee

                                              By
                                                ---------------------------
                                                Authorized Officer

                                            PART III.

                             CREATION OF THREE HUNDRED TWENTY-SECOND
                                        SERIES OF BONDS.

                              GENERAL AND REFUNDING MORTGAGE BONDS,
                                         1999 SERIES CP

CERTAIN TERMS OF
BONDS OF 1999
SERIES CP.         SECTION 1. The Company hereby creates the Three hundred
                 twenty-second series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1999 Series CP" (elsewhere herein referred to as the "bonds of 1999 Series CP"). The aggregate principal amount of bonds of 1999 Series CP shall be limited to Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                   Each bond of 1999 Series CP is to be assigned to, and
                 registered in the name of, Bank One Trust Company, NA, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Strategic Fund Trust Indenture Trustee"), under the Trust Indenture, dated as of September 1, 1999 (hereinafter called the "Strategic Fund Trust Indenture"), between the Michigan Strategic Fund (hereinafter called "Strategic Fund"), and the Strategic Fund Trust Indenture Trustee, to secure payment of the Michigan Strategic Fund Variable Rate Demand Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Pollution Control Bonds Project), Collateralized Series 1999C (hereinafter called the "Strategic Fund Revenue Bonds"), issued by the Strategic Fund under the Strategic Fund Trust Indenture, the proceeds of which have been provided for the refunding of certain pollution control related bonds which the Company has agreed to refund pursuant to the provisions of the Loan Agreement, dated as of September 1, 1999 (hereinafter called the "Strategic Fund Agreement"), between the Company and the Strategic Fund. Such assignment is revocable only upon revocation of the bonds, as provided herein and the Strategic Fund Trust Indenture.

                   The bonds of 1999 Series CP shall be issued as registered
                 bonds without coupons in denominations of a multiple of $5,000. The bonds of 1999 Series CP shall be issued in the aggregate principal amount of $66,565,000, shall mature on September 1, 2029 (unless redeemed or revoked on an earlier date pursuant to the terms of the Strategic Fund Trust Indenture) and shall initially bear interest, payable semi-annually on March 1 and September 1 (commencing March 1, 2000), and thereafter shall bear interest, payable on such dates as interest shall be payable on the Strategic Fund Revenue Bonds pursuant to the Strategic Fund Trust Indenture, at such rate or rates not in excess of a maximum rate of 15% per annum (unless such maximum rate shall be increased by resolution of the Company's Board of Directors and set forth in an additional Supplemental Indenture between the Company and the Trustee), until the principal thereof shall have become due and payable pursuant to the Strategic Fund Trust Indenture and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture or until such time as the bonds of 1999 Series CP shall be revoked pursuant to the terms of the Strategic Fund Trust Indenture, in which event all principal shall be deemed to be discharged within the meaning of the Indenture.

                   The bonds of 1999 Series CP shall be payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 1999 Series CP shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                   Except as provided herein, each bond of 1999 Series CP shall be dated the date of its authentication and interest shall be payable on the principal represented thereby as provided in the Strategic Fund Trust Indenture.

                   The bonds of 1999 Series CP in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of bonds of 1999 Series CP). Until bonds of 1999 Series CP in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1999 Series CP in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 1999 Series CP, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1999 Series CP, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                   Bonds of 1999 Series CP shall not be assignable or
                 transferable except as may be required to effect a transfer to any successor trustee under the Strategic Fund Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund Trust Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 1999 Series CP shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 1999 Series CP upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 1999 Series CP, during any period of ten days next preceding any redemption date for such bonds.

                   Bonds of 1999 Series CP, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Strategic Fund Agreement.

                   Upon payment of the principal or premium, if any, or interest on the Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the terms of the Strategic Fund Trust Indenture, bonds of 1999 Series CP in a principal amount equal to the principal amount of the Strategic Fund Revenue Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and upon revocation of such bonds as provided herein the obligation of the Company thereunder to make any payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, or revocation of such bonds pursuant to the terms of The Strategic Fund Trust Indenture such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION AND/OR
REVOCATION
OF BONDS OF
1999 SERIES CP     SECTION 2. Bonds of the 1999 Series BP shall be redeemed on the date and in the respective principal amount which correspond to the redemption date for, and the principal amount to be redeemed of, the Strategic Fund Revenue Bonds.

                   In the event the Company elects to redeem any Strategic Fund
                 Revenue Bonds prior to maturity in accordance with the provisions of the Strategic Fund Trust Indenture, the Company shall on the same date redeem bonds of 1999 Series CP in the principal amount and at the redemption price corresponding to the Strategic Fund Revenue Bonds so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 1999 Series CP on the same date as it gives notice of redemption of Strategic Fund Revenue Bonds to the Strategic Fund Trust Indenture Trustee.

                   The Company may elect to revoke the bonds of 1999 Series CP on such date as it shall select in accordance with the terms of the Strategic Fund Trust Indenture. For purposes of this Supplemental Indenture, the term "revocation" of bonds of 1999 Series CP shall mean the revocation by the Company of the pledge of such bonds and of the assignment thereof to the Strategic Fund Trust Indenture Trustee pursuant to the terms of the Strategic Trust Fund Indenture, the surrender by the Strategic Fund Trust Indenture Trustee of such bonds to the Trustee for cancellation, the receipt by the Trustee of certificates and opinions set forth in the next succeeding paragraph of this Section 2 and the cancellation of such bonds by the Trustee pursuant to an order of an authorized officer of the Company. In the event the Company elects to revoke the bonds of 1999 Series CP, the Company agrees to give the Trustee notice of such revocation on the same date as it gives notice of revocation to the Strategic Fund Trust Indenture Trustee. The bonds of 1999 Series CP shall be cancelled upon surrender of such bonds to the Trustee by the Strategic Fund Trust Indenture Trustee and satisfaction of the conditions set forth in the next succeeding paragraph of this Section 2.

                   The cancellation of bonds of 1999 Series CP being revoked
                 shall be subject to receipt by the Trustee from the Company of
                 (i) the notice specified above; (ii) the certificate and opinion set forth in Article XA, Section 1(a) and (b) of the Indenture; (iii) a certificate of the Company, under its corporate seal, signed by its President or a Vice-President and by its Treasurer or an Assistant Treasurer, and an opinion of counsel stating that in the opinion of the same signers or, as the case may be, such counsel, all conditions precedent for revocation of the pledge and cancellation of the bonds under the Strategic Trust Fund Indenture have been complied with, and
                 (iv) such other certificates and opinions as the Trustee may reasonably require. In addition, cancellation shall be subject to receipt by the Trustee of a release, executed by the Strategic Trust Fund Trustee, of the pledge of such bonds. The Trustee shall be entitled to rely upon the foregoing to the full extent provided in the Indenture, including without limitation Article XII, Section 1 thereof, in canceling the bonds as provided herein.

REDEMPTION
OF BONDS OF
1999 SERIES CP
IN EVENT OF
ACCELERATION
OF STRATEGIC FUND
REVENUE BONDS.     SECTION 3. In the event of an Event of Default under the
                 Strategic Fund Trust Indenture and the acceleration of all Strategic Fund Revenue Bonds, the bonds of 1999 Series BP shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Redemption Demand") from the Strategic Fund Trust Indenture Trustee stating that there has occurred under the Strategic Fund Trust Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Strategic Fund Revenue Bonds, specifying the last date to which interest on the Strategic Fund Revenue Bonds has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date").

                 Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Strategic Fund Trust Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                   Each bond of 1999 Series CP shall be redeemed by the Company on the Demand Redemption Date therefore upon surrender thereof by the Strategic Fund Trust Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Strategic Fund Revenue Bonds; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to the Strategic Fund Trust Indenture, the Strategic Fund Trust Indenture Trustee has terminated proceedings to enforce any right under the Strategic Fund Trust Indenture, then any Redemption Demand shall thereby be rescinded by the Strategic Fund Trust Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                   Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Strategic Fund Trust Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS OF
1999 SERIES CP.    SECTION 4. The bonds of 1999 Series CP and the form of
                 Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                                     [FORM OF FACE OF BOND]

                                   THE DETROIT EDISON COMPANY
                               GENERAL AND REFUNDING MORTGAGE BOND
                     1999 SERIES CP, DUE SEPTEMBER 1, 2029

                   Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of September 1, 1999 between the Michigan Strategic Fund and Bank One Trust Company, NA, National Association, as trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Trust Indenture.

                   $.........                                       No..........

                   THE DETROIT EDISON COMPANY (hereinafter called the
                 "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to the Michigan Strategic Fund, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of New York,
                 the principal sum of           dollars ($          ) in lawful
                 money of the United States of America on the date specified in the title hereof and interest thereon in like lawful money, on such date or dates in each case as provided for in the Trust Indenture, dated as of September 1, 1999 (hereinafter called the "Strategic Fund Trust Indenture"), between the Michigan Strategic Fund (hereinafter called the "Strategic Fund") and Bank One Trust Company, NA, as trustee (hereinafter "Strategic Fund Trust Indenture Trustee"). This bond of 1999 Series CP shall bear interest at a maximum rate of 15% per annum (unless such maximum rate shall be increased by resolution of the Company's Board of Directors as set forth in an additional Supplemental Indenture between the Company and the Trustee), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued or until such time as the bonds of 1999 Series CP shall be revoked pursuant to the terms of the Strategic Fund Trust Indenture, in which event all principal shall be deemed to be discharged within the meaning of the Indenture.

                   Under the Strategic Fund Trust Indenture, the Strategic Fund
                 has issued Variable Rate Demand Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Pollution Control Bonds Project), Collateralized Series 1999C (hereinafter called the "Strategic Fund Revenue Bonds"). This bond was originally issued to the Strategic Fund and simultaneously assigned to the Strategic Fund Trust Indenture Trustee so as to secure the payment of the Strategic Fund Revenue Bonds. Such assignment shall be irrevocable except as provided in the Indenture. Payments of principal of, or premium, if any, or interest on, Strategic Fund Revenue Bonds shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued. The Company may elect to revoke the bonds of 1999 Series CP pursuant to the terms of the Strategic Fund Trust Indenture.

                   Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                   This bond shall not be valid or become obligatory for any
                 purpose until Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                   IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                 this instrument to be executed by its Vice President and Treasurer, with his manual or facsimile signature, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Vice President and Corporate Secretary with her manual or facsimile signature.

                         Dated:                                     THE DETROIT EDISON COMPANY

                                                                    By
                                                                       ---------------------------
                                                                        Vice President
                                                                        and Treasurer
                         Attest:

                         ------------------------------
                         Assistant Corporate Secretary

                                    [FORM OF REVERSE OF BOND]

                   This bond is one of an authorized issue of bonds of the
                 Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 1999 Series CP, limited to an aggregate principal amount of $66,565,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of
                 Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of August 1,
                 1999) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of August 1, 1999, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                   This bond is redeemable upon the terms and conditions set
                 forth in the Indenture, including provision for redemption upon demand of the Strategic Fund Trust Indenture Trustee following the occurrence of an Event of Default under the Strategic Fund Trust Indenture and the acceleration of the principal of the Strategic Fund Revenue Bonds.

                   This bond is revocable, at the option of the Company,
                 pursuant to the provisions of the Strategic Fund Trust Indenture and cancellation thereupon as provided in the Indenture.

                   Under the Indenture, funds may be deposited with the Trustee
                 (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1999 Series CP (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                   In case an event of default, as defined in the Indenture,
                 shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                   Upon payment of the principal of, or premium, if any, or
                 interest on, the Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with the Strategic Fund Trust Indenture, bonds of 1999 Series CP in a principal amount equal to the principal amount of such Strategic Fund Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                   This bond of 1999 Series CP shall be revoked upon surrender to the Trustee by the Strategic Fund Trust Indenture Trustee, and upon such revocation as provided in the Indenture, the obligation of the Company thereunder to make any payments on this bond shall forthwith cease and be discharged.

                   This bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Strategic Fund Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                   No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                 [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF
TRUSTEE'S
CERTIFICATE        This bond is one of the bonds, of the series designated
                 therein, described in the within-mentioned Indenture.

                                              BANKERS TRUST COMPANY,

                                                             as Trustee

                                              By
                                                --------------------------
                                                Authorized Officer

                                            PART IV.

                                    RECORDING AND FILING DATA

RECORDING AND
FILING OF ORIGINAL
INDENTURE.         The Original Indenture and indentures supplemental thereto have been recorded and/or filed and Certificates of Provision for Payment have been recorded as hereinafter set forth.

                   The Original Indenture has been recorded as a real estate
                 mortgage and filed as a chattel mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND
FILING OF
SUPPLEMENTAL
INDENTURES.        Pursuant to the terms and provisions of the Original
                 Indenture, indentures supplemental thereto heretofore entered into have been recorded as a real estate mortgage and/or filed as a chattel mortgage or as a financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission, as set forth in supplemental indentures as follows:

                                                                                            RECORDED AND/OR
                                                                                         FILED AS SET FORTH IN
                               SUPPLEMENTAL                      PURPOSE OF                  SUPPLEMENTAL
                                INDENTURE                       SUPPLEMENTAL                   INDENTURE
                               DATED AS OF                       INDENTURE                   DATED AS OF:
                               ------------                     ------------             ---------------------
                       June 1, 1925(a)(b)..........  Series B Bonds                      February 1, 1940
                       August 1, 1927(a)(b)........  Series C Bonds                      February 1, 1940
                       February 1, 1931(a)(b)......  Series D Bonds                      February 1, 1940
                       June 1, 1931(a)(b)..........  Subject Properties                  February 1, 1940
                       October 1, 1932(a)(b).......  Series E Bonds                      February 1, 1940
                       September 25, 1935(a)(b)....  Series F Bonds                      February 1, 1940
                       September 1, 1936(a)(b).....  Series G Bonds                      February 1, 1940
                       November 1, 1936(a)(b)......  Subject Properties                  February 1, 1940
                       February 1, 1940(a)(b)......  Subject Properties                  September 1, 1947
                       December 1, 1940(a)(b)......  Series H Bonds and Additional       September 1, 1947
                                                       Provisions
                       September 1,                  Series I Bonds,                     November 15, 1951
                         1947(a)(b)(c).............    Subject Properties and
                                                       Additional Provisions
                       March 1, 1950(a)(b)(c)......  Series J Bonds                      November 15, 1951
                                                       and Additional Provisions
                       November 15,                  Series K Bonds                      January 15, 1953
                         1951(a)(b)(c).............    Additional Provisions and
                                                       Subject Properties
                       January 15, 1953(a)(b)......  Series L Bonds                      May 1, 1953
                       May 1, 1953(a)..............  Series M Bonds and Subject          March 15, 1954
                                                       Properties
                       March 15, 1954(a)(c)........  Series N Bonds and Subject          May 15, 1955
                                                       Properties
                       May 15, 1955(a)(c)..........  Series O Bonds and Subject          August 15, 1957
                                                       Properties
                       August 15, 1957(a)(c).......  Series P Bonds Additional           June 1, 1959
                                                       Provisions and Subject
                                                       Properties
                       June 1, 1959(a)(c)..........  Series Q Bonds and Subject          December 1, 1966
                                                       Properties

                                                                                            RECORDED AND/OR
                                                                                         FILED AS SET FORTH IN
                               SUPPLEMENTAL                      PURPOSE OF                  SUPPLEMENTAL
                                INDENTURE                       SUPPLEMENTAL                   INDENTURE
                               DATED AS OF                       INDENTURE                   DATED AS OF:
                               ------------                     ------------             ---------------------
                       December 1, 1966(a)(c)......  Series R Bonds Additional           October 1, 1968
                                                       Provisions and Subject
                                                       Properties
                       October 1, 1968(a)(c).......  Series S Bonds and Subject          December 1, 1969
                                                       Properties
                       December 1, 1969(a)(c)......  Series T Bonds and Subject          July 1, 1970
                                                       Properties
                       July 1, 1970(c).............  Series U Bonds and Subject          December 15, 1970
                                                       Properties
                       December 15, 1970(c)........  Series V and Series W Bonds         June 15, 1971
                       June 15, 1971(c)............  Series X Bonds and Subject          November 15, 1971
                                                       Properties
                       November 15, 1971(c)........  Series Y Bonds and Subject          January 15, 1973
                                                       Properties
                       January 15, 1973(c).........  Series Z Bonds and Subject          May 1, 1974
                                                       Properties
                       May 1, 1974.................  Series AA Bonds and Subject         October 1, 1974
                                                       Properties
                       October 1, 1974.............  Series BB Bonds and Subject         January 15, 1975
                                                       Properties
                       January 15, 1975............  Series CC Bonds and Subject         November 1, 1975
                                                       Properties
                       November 1, 1975............  Series DDP Nos. 1-9 Bonds and       December 15, 1975
                                                       Subject Properties
                       December 15, 1975...........  Series EE Bonds and Subject         February 1, 1976
                                                       Properties
                       February 1, 1976............  Series FFR Nos. 1-13 Bonds          June 15, 1976
                       June 15, 1976...............  Series GGP Nos. 1-7 Bonds and       July 15, 1976
                                                       Subject Properties
                       July 15, 1976...............  Series HH Bonds and Subject         February 15, 1977
                                                       Properties
                       February 15, 1977...........  Series MMP Bonds and Subject        March 1, 1977
                                                       Properties
                       March 1, 1977...............  Series IIP Nos. 1-7 Bonds, Series   June 15, 1977
                                                       JJP Nos. 1-7 Bonds, Series KKP
                                                       Nos. 1-7 Bonds and Series LLP
                                                       Nos. 1-7 Bonds
                       June 15, 1977...............  Series FFR No. 14 Bonds and         July 1, 1977
                                                       Subject Properties
                       July 1, 1977................  Series NNP Nos. 1-7 Bonds and       October 1, 1977
                                                       Subject Properties
                       October 1, 1977.............  Series GGP Nos. 8-22 Bonds and      June 1, 1978
                                                       Series OOP Nos. 1-17 Bonds and
                                                       Subject Properties
                       June 1, 1978................  Series PP Bonds, Series QQP Nos.    October 15, 1978
                                                       1-9 Bonds and Subject Properties
                       October 15, 1978............  Series RR Bonds and Subject         March 15, 1979
                                                       Properties

                                                                                            RECORDED AND/OR
                                                                                         FILED AS SET FORTH IN
                               SUPPLEMENTAL                      PURPOSE OF                  SUPPLEMENTAL
                                INDENTURE                       SUPPLEMENTAL                   INDENTURE
                               DATED AS OF                       INDENTURE                   DATED AS OF:
                               ------------                     ------------             ---------------------
                       March 15, 1979..............  Series SS Bonds and Subject         July 1, 1979
                                                       Properties
                       July 1, 1979................  Series IIP Nos. 8-22 Bonds, Series  September 1, 1979
                                                       NNP Nos. 8-21 Bonds and Series
                                                       TTP Nos. 1-15 Bonds and Subject
                                                       Properties
                       September 1, 1979...........  Series JJP No. 8 Bonds, Series KKP  September 15, 1979
                                                       No. 8 Bonds, Series LLP Nos.
                                                       8-15 Bonds, Series MMP No. 2
                                                       Bonds and Series OOP No. 18
                                                       Bonds and Subject Properties
                       September 15, 1979..........  Series UU Bonds                     January 1, 1980
                       January 1, 1980.............  1980 Series A Bonds and Subject     April 1, 1980
                                                       Properties
                       April 1, 1980...............  1980 Series B Bonds                 August 15, 1980
                       August 15, 1980.............  Series QQP Nos. 10-19 Bonds, 1980   August 1, 1981
                                                       Series CP Nos. 1-12 Bonds and
                                                       1980 Series DP No. 1-11 Bonds
                                                       and Subject Properties
                       August 1, 1981..............  1980 Series CP Nos. 13-25 Bonds     November 1, 1981
                                                       and Subject Properties
                       November 1, 1981............  1981 Series AP Nos. 1-12 Bonds      June 30, 1982
                       June 30, 1982...............  Article XIV Reconfirmation          August 15, 1982
                       August 15, 1982.............  1981 Series AP Nos. 13-14 and       June 1, 1983
                                                       Subject Properties
                       June 1, 1983................  1981 Series AP Nos. 15-16 and       October 1, 1984
                                                       Subject Properties
                       October 1, 1984.............  1984 Series AP and 1984 Series BP   May 1, 1985
                                                       Bonds and Subject Properties
                       May 1, 1985.................  1985 Series A Bonds                 May 15, 1985
                       May 15, 1985................  1985 Series B Bonds and Subject     October 15, 1985
                                                       Properties
                       October 15, 1985............  Series KKP No. 9 Bonds and Subject  April 1, 1986
                                                       Properties
                       April 1, 1986...............  1986 Series A and Subject           August 15, 1986
                                                       Properties
                       August 15, 1986.............  1986 Series B and Subject           November 30, 1986
                                                       Properties
                       November 30, 1986...........  1986 Series C                       January 31, 1987
                       January 31, 1987............  1987 Series A                       April 1, 1987
                       April 1, 1987...............  1987 Series B and 1987 Series C     August 15, 1987
                       August 15, 1987.............  1987 Series D and 1987 Series E     November 30, 1987
                                                       and Subject Properties
                       November 30, 1987...........  1987 Series F                       June 15, 1989

                                                                                            RECORDED AND/OR
                                                                                         FILED AS SET FORTH IN
                               SUPPLEMENTAL                      PURPOSE OF                  SUPPLEMENTAL
                                INDENTURE                       SUPPLEMENTAL                   INDENTURE
                               DATED AS OF                       INDENTURE                   DATED AS OF:
                               ------------                     ------------             ---------------------
                       June 15, 1989...............  1989 Series A                       July 15, 1989
                       July 15, 1989...............  Series KKP No. 10                   December 1, 1989
                       December 1, 1989............  Series KKP No. 11 and 1989 Series   February 15, 1990
                                                       BP
                       February 15, 1990...........  1990 Series A, 1990 Series B, 1990  November 1, 1990
                                                       Series C, 1990 Series D, 1990
                                                       Series E and 1990 Series F
                       November 1, 1990............  Series KKP No. 12                   April 1, 1991
                       April 1, 1991...............  1991 Series AP                      May 1, 1991
                       May 1, 1991.................  1991 Series BP and 1991 Series CP   May 15, 1991
                       May 15, 1991................  1991 Series DP                      September 1, 1991
                       September 1, 1991...........  1991 Series EP                      November 1, 1991
                       November 1, 1991............  1991 Series FP                      January 15, 1992
                       January 15, 1992............  1992 Series BP                      February 29, 1992 and
                                                                                         April 15, 1992
                       February 29, 1992...........  1992 Series AP                      April 15, 1992
                       April 15, 1992..............  Series KKP No. 13                   July 15, 1992
                       July 15, 1992...............  1992 Series CP                      November 30, 1992
                       July 31, 1992...............  1992 Series D                       November 30, 1992
                       April 1, 1986...............  1986 Series A and Subject           August 15, 1986
                                                       Properties
                       August 15, 1986.............  1986 Series B and Subject           November 30, 1986
                                                       Properties
                       November 30, 1986...........  1986 Series C                       January 31, 1987
                       January 31, 1987............  1987 Series A                       April 1, 1987
                       April 1, 1987...............  1987 Series B and 1987 Series C     August 15, 1987
                       August 15, 1987.............  1987 Series D and 1987 Series E     November 30, 1987
                                                       and Subject Properties
                       November 30, 1987...........  1987 Series F                       June 15, 1989
                       June 15, 1989...............  1989 Series A                       July 15, 1989
                       July 15, 1989...............  Series KKP No. 10                   December 1, 1989
                       December 1, 1989............  Series KKP No. 11 and 1989 Series   February 15, 1990
                                                       BP
                       February 15, 1990...........  1990 Series A, 1990 Series B, 1990  November 1, 1990
                                                       Series C, 1990 Series D, 1990
                                                       Series E and 1990 Series F
                       November 1, 1990............  Series KKP No. 12                   April 1, 1991
                       April 1, 1991...............  1991 Series AP                      May 1, 1991
                       May 1, 1991.................  1991 Series BP and 1991 Series CP   May 15, 1991
                       May 15, 1991................  1991 Series DP                      September 1, 1991
                       September 1, 1991...........  1991 Series EP                      November 1, 1991
                       November 1, 1991............  1991 Series FP                      January 15, 1992
                       January 15, 1992............  1992 Series BP                      February 29, 1992 and
                                                                                         April 15, 1992
                       February 29, 1992...........  1992 Series AP                      April 15, 1992
                       April 15, 1992..............  Series KKP No. 13                   July 15, 1992
                       July 15, 1992...............  1992 Series CP                      November 30, 1992

                                                                                            RECORDED AND/OR
                                                                                         FILED AS SET FORTH IN
                               SUPPLEMENTAL                      PURPOSE OF                  SUPPLEMENTAL
                                INDENTURE                       SUPPLEMENTAL                   INDENTURE
                               DATED AS OF                       INDENTURE                   DATED AS OF:
                               ------------                     ------------             ---------------------
                       November 30, 1992...........  1992 Series E and 1993 Series D     March 15, 1993
                       December 15, 1992...........  Series KKP No. 14 and 1989 Series   March 15, 1992
                                                       BP No. 2
                       January 1, 1993.............  1993 Series C                       April 1, 1993
                       March 1, 1993...............  1993 Series E                       June 30, 1993
                       March 15, 1993..............  1993 Series D                       September 15, 1993
                       April 1, 1993...............  1993 Series FP and 1993 Series IP   September 15, 1993
                       April 26, 1993..............  1993 Series G and Amendment of      September 15, 1993
                                                       Article II, Section 5
                       May 31, 1993................  1993 Series J                       September 15, 1993
                       September 15, 1993..........  1993 Series K                       March 1, 1994
                       March 1, 1994...............  1994 Series AP                      June 15, 1994
                       June 15, 1994...............  1994 Series BP                      December 1, 1994
                       August 15, 1994.............  1994 Series C                       December 1, 1994
                       December 1, 1994............  Series KKP No. 15 and 1994 Series   August 1, 1995
                                                       DP
                       August 1, 1995..............  1995 Series A Bond                  August 15, 1999
                                                       1995 Series DP

                -----------------------------------------
                (a) See Supplemental Indenture dated as of July 1, 1970 for
                    Interstate Commerce Commission filing and recordation information.

                (b) See Supplemental Indenture dated as of May 1, 1953 for
                    Secretary of State of Michigan filing information.

                (c) See Supplemental Indenture dated as of May 1, 1974 for
                    County of Genesee, Michigan recording and filing information.

                   Further, pursuant to the terms and provisions of the Original
                 Indenture, a Supplemental Indenture dated as August 1, 1995 providing for the terms of bonds to be issued thereunder of 1995 Series AP and 1995 Series BP has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on August 10, 1995 (Filing No. 59342B), has been filed and recorded in the Office of the Surface Transportation Board (formerly the Interstate Commerce Commission) (Recordation No. 5485-QQQQ) on August 10, 1995, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                                LIBER OF
                                                                                MORTGAGES
                                                                                OR COUNTY
                                           COUNTY                     RECORDED   RECORDS      PAGE
                                           ------                     --------  ---------     ----
                        Genesee.....................................  8/10/95   3180         138-172
                        Huron.......................................  8/10/95   652          115-149
                        Ingham......................................  8/10/95   2280         356-390
                        Lapeer......................................  8/10/95   0910        0795-0829
                        Lenawee.....................................  8/10/95   1370         801-835
                        Livingston..................................  8/10/95   1947        0308-0342
                        Macomb......................................  8/10/95   06723        591-625
                        Mason.......................................  8/10/95   455          548-582
                        Monroe......................................  8/10/95   1455        0070-0104
                        Oakland.....................................  8/10/95   15581        855-889
                        St. Clair...................................  8/10/95   1441          60-94
                        Sanilac.....................................  8/10/95   473          345-379
                        Tuscola.....................................  8/10/95   677          434-468
                        Washtenaw...................................  8/10/95   3140         397-431
                        Wayne.......................................  8/10/95   28203        815-849

RECORDING OF
CERTIFICATES
OF PROVISION
FOR PAYMENT.       All the bonds of Series A which were issued under the
                 Original Indenture dated as of October 1, 1924, and of Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, R, S, W, Y, Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos. 1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-9, LLP Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos. 1-15, UU, 1980
                 Series A, 1980 Series CP Nos. 1-25, 1980 Series DP Nos. 1-11, 1981 Series AP Nos. 1-16, 1984 Series AP, 1984 Series BP, 1985 Series A, 1985 Series B, 1987 Series A, PP, RR, EE, MMP, MMP No. 2, 1989 Series A and 1993 Series D which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, October 1, 1932,
                 September 25, 1935, September 1, 1936, December 1, 1940, September 1, 1947, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May 15, 1955, August 15, 1957, December
                 15, 1970, November 15, 1971, January 15, 1973, May 1, 1974,
                 October 1, 1974, January 15, 1975, November 1, 1975, February 1, 1976, June 15, 1976, July 15, 1976, October 1, 1977, March
                 1, 1977, July 1, 1979, March 1, 1977, March 1, 1977, March 1,
                 1977, September 1, 1979, July 1, 1977, July 1, 1979, September 15, 1979, October 1, 1977, June 1, 1978, October 1, 1977, July
                 1, 1979, January 1, 1980, August 15, 1980, November 1, 1981,
                 October 1, 1984, May 1, 1985, May 15, 1985, January 31, 1987,
                 June 1, 1978, October 15, 1978, December 15, 1975, February 15, 1977, September 1, 1979, June 15, 1989 and March 15, 1993 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                             PART V.

                                          THE TRUSTEE.

TERMS AND
CONDITIONS OF
ACCEPTANCE OF
TRUST BY TRUSTEE.  The Trustee hereby accepts the trust hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Original Indenture, as amended to date and as supplemented by this Supplemental Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

                   The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                            PART VI.

                                         MISCELLANEOUS.

CONFIRMATION OF
SECTION 318(C) OF
TRUST INDENTURE
ACT.               Except to the extent specifically provided therein, no
                 provision of this supplemental indenture or any future supplemental indenture is intended to modify, and the parties do hereby adopt and confirm, the provisions of Section 318(c) of the Trust Indenture Act which amend and supercede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN
COUNTERPARTS.      THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED IN
                 ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

TESTIMONIUM.       IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND BANKERS
                 TRUST COMPANY HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES, ASSISTANT SECRETARIES, TREASURERS OR ASSISTANT TREASURERS ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.
                                              THE DETROIT EDISON COMPANY,

                 (Corporate Seal)             By      /s/ N. A. KHOURI
                                                 -------------------------------
                                                          N. A. Khouri
                                                      Assistant Treasurer

EXECUTION.       Attest:
                     /s/ JACK L. SOMERS
                  -----------------------------
                        Jack L. Somers
                 Assistant Corporate Secretary

                 Signed, sealed and delivered
                 by THE
                 DETROIT EDISON COMPANY, in
                 the
                 presence of

                        /s/ K. HIER
                  -----------------------------
                            K. Hier

                     /s/ W. A. HORWATH
                  -----------------------------
                         W. A. Horwath

                 STATE OF MICHIGAN
                                                SS.:
                 COUNTY OF WAYNE

ACKNOWLEDGMENT
OF EXECUTION
BY COMPANY.        On this 11th day of August, 1999, before me, the subscriber, a Notary Public within and for the County of Wayne, in the State of Michigan, personally appeared N. A. Khouri, to me personally known, who, being by me duly sworn, did say that he does business at 2000 2nd Avenue, Detroit, Michigan 48226-1279 and is the Assistant Treasurer of THE DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said N. A. Khouri, acknowledged said instrument to be the free act and deed of said corporation.

                                                    /s/ GERALDINE GREEN
                                               ---------------------------------
                                                       Geraldine Green
                 (Notarial Seal)                        Notary Public
                                                        Oakland County, MI
                                                    My Commission Expires
                                                      September 22, 2001
                                                 (Acting in Wayne County, MI)

                                                                          BANKERS TRUST COMPANY,
                         (Corporate Seal)                                          By         /s/ MARC J. PARILLA
                                                                          ------------------------------------------------
                                                                                          Marc J. Parilla
                                                                                      Assistant Vice President

                                             Attest:
                                      /s/ EDNORA G. LINARES
                         ------------------------------------------------
                                        Ednora G. Linares
                                     Assistant Vice President
                                 Signed, sealed and delivered by
                                  BANKERS TRUST COMPANY, in the
                                           presence of
                                      /s/ TRACY A. SALZMANN
                         ------------------------------------------------
                                        Tracy A. Salzmann
                                       /s/ TSEWANG NAMGYAL
                         ------------------------------------------------
                                         Tsewang Namgyal


                                       STATE OF NEW YORK
                                             SS.:
                                      COUNTY OF NEW YORK


ACKNOWLEDGEMENT          On this 12th day of August, 1999, before me, the subscriber,
OF EXECUTION             a Notary Public within and for the County of New York, in
BY TRUSTEE.              the State of New York, personally appeared Marc J. Parilla, to me personally known, who, being by me duly sworn, did say that his business office is located at Four Albany Street,
                         New York, New York 10015, and he is Assistant Vice President
                         of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he
                         knows the corporate seal of the said corporation and that
                         the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and
                         sealed in behalf of said corporation by authority of its
                         Board of Directors and that he subscribed his name thereto
                         by like authority; and said              acknowledged said
                         instrument to be the free act and deed of said corporation.

                                        (Notarial Seal)
                                                                                        /s/ BORIS TREYGER
                                                                       ---------------------------------------------------
                                                                                Notary Public, State of New York
                                                                                         No. 01TR6016003
                                                                                    Qualified in Kings County
                                                                                 Commission Expires Nov. 9, 2000

STATE OF MICHIGAN
                               SS.:
COUNTY OF WAYNE


AFFIDAVIT AS TO          N.A. Khouri, being duly sworn, says: that he is the
CONSIDERATION            Assistant Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.          Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said
                         instrument and of the consideration therefor; that the
                         consideration for said instrument was and is actual and
                         adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                                                          /s/ N.A. KHOURI
                                                                          ------------------------------------------------
                                                                                            N.A. Khouri

                              Sworn to before me this 11(th) day of
                                           August, 1999

                                       /s/ GERALDINE GREEN
                         ------------------------------------------------
                                  Geraldine Green, Notary Public
                                        Oakland County, MI
                               My Commission Expires Sept. 22, 2001
                                   (Acting in Wayne County, MI)
                                         (Notarial Seal)
                          This instrument was drafted by Frances B. Rohlman, Esq., 2000 Second Avenue, Detroit, Michigan
                                                                       48226